UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2005

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-228-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On February 17, 2005, Bancinsurance Corporation (the "Company") announced that Merlinos & Associates, Inc. has been engaged to provide actuarial consulting services to Ohio Indemnity Company, a wholly owned subsidiary of the Company. Merlinos & Associates, Inc. will perform an analysis and issue a statement of actuarial opinion concerning Ohio Indemnity’s loss reserves as of December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On February 18, 2005, the Company announced Kirkpatrick & Lockhart Nicholson Graham LLP has been engaged by the Audit Committee of the Company to conduct a thorough review of each of the concerns raised by the Company's independent registered public accounting firm, Ernst & Young LLP. A copy of this press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated February 17, 2005
99.2 Press release dated February 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

February 24, 2005	By:	/s/ John S. Sokol

Name: John S. Sokol
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 17, 2005.
99.2	Press release dated February 18, 2005.